Registration No. 33-12
                                                      1940 Act File No. 811-4401
                                                                     Rule 497(e)


                             NORTH TRACK FUNDS, INC.

                        SUPPLEMENT DATED OCTOBER 6, 2003
                                       TO
                         PROSPECTUS DATED MARCH 1, 2003


SPECIAL MEETING OF SHAREHOLDERS OF ALL FUNDS

         As described in the proxy statement recently mailed to shareholders of all of the mutual fund series ("Funds") of North Track, Inc., a special meeting of shareholders will be held on November 21, 2003. At the meeting, shareholders will be asked to elect five directors and to approve the re-designation of the investment objective of each Fund they own as a non-fundamental policy. A Non-fundamental policy may be changed by the Board upon notice to the shareholders of the affected Fund, but without the approval of such shareholders.

PROPOSED CHANGES TO INVESTMENT OBJECTIVE AND NAME OF S&P 100 PLUS FUND

         Also at the meeting, the shareholders of the S&P 100 Plus Fund will separately be asked to change the investment objective of the Fund from seeking a total return from dividends and capital gains that, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index to seeking a total return from dividends and capital gains that, before deducting the Fund's operating expenses, replicates the total return of the S&P 100 Index. The Board is proposing this change to the Fund's investment objective to conform with its decision to discontinue the Fund's strategy of overweighting investments in certain stocks it believes will out perform the S&P 100 Index and underweighting investments in certain stocks it believes will under perform the S&P 100 Index, which had been used in pursuit of the Fund's current objective.

         If the shareholders of the Fund approve the change to the Fund's investment objective, the Fund will invest at least 90% (up from 85%) of its net assets in the stocks that comprise the S&P 100 Index, and the variation in the Fund's performance from that of the Index should be less than 5% annually, under normal market conditions. In other words, the Fund's annual total return before operating expenses should be within 95% to 105% of the annual total return of the S&P 100 Index.

         In connection with shareholder approval of the change to the Fund's investment objective, the name of the Fund will be changed to the S&P 100 Index Fund.